December 23, 2011

SUPPLEMENT TO CURRENT STATEMENT OF ADDITIONAL INFORMATION

Dreyfus Municipal Funds, Inc.

- Dreyfus AMT-Free Municipal Bond Fund

The Dreyfus/Laurel Funds, Inc.

- Dreyfus Bond Market Index Fund

Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.

- Dreyfus California AMT-Free Municipal Bond Fund

The Dreyfus/Laurel Funds Trust

- Dreyfus High Yield Fund

Dreyfus Municipal Bond Opportunity Fund

Dreyfus New Jersey Municipal Bond Fund, Inc.

Dreyfus New York AMT-Free Municipal Bond Fund

Dreyfus Investment Grade Funds, Inc.

- Dreyfus Short Term Income Fund

Dreyfus Premier Short-Intermediate Municipal Bond Fund

- Dreyfus Short-Intermediate Municipal Bond Fund

Dreyfus State Municipal Bond Funds

- Dreyfus Connecticut Fund

- Dreyfus Maryland Fund

- Dreyfus Massachusetts Fund

- Dreyfus Minnesota Fund

- Dreyfus Ohio Fund

- Dreyfus Pennsylvania Fund

Dreyfus Investment Funds

- Dreyfus/Standish Intermediate Tax Exempt Bond Fund

Effective January 31, 2012, the following information supplements and/or supersedes and replaces any contrary information provided in the “Dividends and Distributions” section of the fund’s Statement of Additional Information.

The fund declares dividends daily and dividends accrue beginning one day after the date of purchase and through the date a redemption is effective.  When determining the fund’s dividend rate on a weekend or holiday, the fund will use the dividend rate on the business day following the weekend or holiday.  All expenses are accrued daily and deducted before declaration of dividends to shareholders.